UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2025

T-MOBILE US, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12920 SE 38th Street
Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	TMUS	The Nasdaq Stock Market LLC
3.550% Senior Notes due 2029	TMUS29	The Nasdaq Stock Market LLC
3.700% Senior Notes due 2032	TMUS32	The Nasdaq Stock Market LLC
3.150% Senior Notes due 2032 3.850% Senior Notes due 2036	TMUS32A TMUS36	The Nasdaq Stock Market LLC The Nasdaq Stock Market LLC
3.500% Senior Notes due 2037	TMUS37	The Nasdaq Stock Market LLC
3.800% Senior Notes due 2045	TMUS45	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 18, 2025, Kelvin Westbrook notified T-Mobile US, Inc. (the “Company”) of his decision to not to stand for re-election to the Board of Directors (the “Board”) of the Company at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Mr. Westbrook’s departure from the Board and its Compensation Committee will be effective immediately after the conclusion of the Annual Meeting. Additionally, on February 18, 2025, Srini Gopalan notified the Board of his decision to resign from the Board and its Compensation Committee, effective as of February 28, 2025, due to his acceptance of a new role at the Company as the Company’s Chief Operating Officer.

Mr. Westbrook’s decision not to stand for re-election and Mr. Gopalan’s resignation from the board are not the result of any disagreement between Messrs. Westbrook and Gopalan and the Company on any matters relating to the operations, policies or practices of the Company.

The Company also announced that the Board intends to nominate Thomas Dannenfeldt to serve as a director to the Board at the 2025 Annual Meeting. Mr. Dannenfeldt previously served on the Company’s Board from 2013 to 2018, and was the Chief Financial Officer of Deutsche Telekom AG from 2014 through 2018. Mr. Dannenfeldt currently serves as Chairman of the board of directors of Ceconomy AG and on the board of directors of Nokia Oyi.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2025	T-MOBILE US, INC.

	By:	/s/ Peter Osvaldik
Name: Peter Osvaldik Title: Executive Vice President and Chief Financial Officer